UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

781-663-6900

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Share Sale and Transfer Agreement

On June 16, 2017, PerkinElmer, Inc. (the “Company”) entered into a Share Sale and Transfer Agreement (the “Transfer Agreement”) with Prof. Dr. Winfried Stöcker (the “Controlling Shareholder”) and his affiliated investment holding company Stöcker Vermögensverwaltungsgesellschaft mbH & Co. KG (“Stöcker KG”), which together hold a majority equity interest in EUROIMMUN Medizinische Labordiagnostika AG (“EUROIMMUN”), pursuant to which the Company or a wholly owned subsidiary of the Company (the “Purchaser”) will acquire up to 100% of the outstanding securities of EUROIMMUN, and EUROIMMUN will become a subsidiary of the Purchaser (the “Acquisition”). In the addition to the majority equity interest in EUROIMMUN that the Controlling Shareholder and Stöcker KG will exchange for cash at the closing of the Acquisition, the Controlling Shareholder has undertaken to seek to enter into option agreements with all other shareholders in EUROIMMUN, which would upon exercise by the Controlling Shareholder at the closing of the Acquisition result in such shareholders receiving the same per share price for their shares as will be received by the Controlling Shareholder and Stöcker KG. If the Acquisition is completed with 100% equity participation, EUROIMMUN’s shareholders will receive aggregate consideration of €1,200,000,000 in cash, without interest thereon and subject to any tax withholding.

The consummation of the Acquisition is subject to customary conditions, including, among other things, the expiration of specified antitrust waiting periods. In the event that any of the closing conditions have not been fulfilled or waived within two years of the date the Transfer Agreement was entered into, either the Controlling Shareholder and Stöcker KG on the one hand, or the Purchaser on the other hand, may withdraw from the Transfer Agreement, unless the non-fulfillment of the closing conditions occurred because of a breach by the party seeking to withdraw, and the effect of such withdrawal shall be to eliminate the obligations of the parties to close the Acquisition.

The Transfer Agreement contains certain representations, warranties and covenants made on behalf of Controlling Shareholder and Stöcker KG concerning the operation of the EUROIMMUN business, including with regard to financial statements, title to assets, filing of tax returns, product liability claims and conduct of the business between signing and closing. The ability of the Purchaser to seek monetary damages for its claims alleging breach of certain warranties and representations regarding the pre-closing operation of EUROIMMUN will be limited to claims made within two years following the closing of the Acquisition and limited to an amount (€100,000,000) to be withheld from the closing proceeds and deposited into an escrow fund that will be established at the closing. Claims for breach of certain other fundamental representations and warranties will be capped at the amount payable to the Controlling Shareholder and Stöcker KG and not subject to time limitations.

The representations, warranties and covenants contained in the Transfer Agreement were made only for the purposes of such agreement and as of the specified dates, were solely for the benefit of the parties to such agreement, and may be subject to the limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Transfer Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or EUROIMMUN or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Transfer Agreement are qualified by information in confidential annexes to the Transfer Agreement that the parties have exchanged. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such agreement or other specified dates, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the confidential annexes to the Transfer Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transfer Agreement, which subsequent information may or may not be fully reflected in any public disclosures.

Safe Harbor for Forward-looking Statements

Statements in this Current Report on Form 8-K contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the potential consummation of the Acquisition and the effects thereof. Any statements that are not statements of historical fact (including statements containing the words “believes”, “intends”, “anticipates”, “plans”, “expects”, “projects”, “forecasts”, “will” and similar expressions) should be considered to be forward-looking statements. A number of important risk factors could cause actual results or events to differ materially from the results or events described, implied or projected in any forward-looking statements. These factors include, without limitation, the satisfaction of the conditions precedent to the Acquisition and the parties’ ability to consummate the Acquisition. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: June 19, 2017	By:	/s/ Joel S. Goldberg
	Name:	Joel S. Goldberg
	Title:	Senior Vice President, Administration, General Counsel and Secretary